UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018

AMERICAN AIRLINES GROUP INC.

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas 4333 Amon Carter Blvd., Fort Worth, Texas		76155 76155
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 6, 2018, American Airlines, Inc. (American), a wholly-owned subsidiary of American Airlines Group Inc. (AAG), entered into an amendment (the Amendment) to the Purchase Agreement No. 3219, dated as of February 1, 2013, between American and The Boeing Company (Boeing) pursuant to which American agreed to acquire an additional 47 Boeing 787 aircraft, consisting of 22 Boeing 787-8 aircraft (the Additional 787-8 Aircraft) and 25 Boeing 787-9 aircraft (the Additional 787-9 Aircraft and, collectively with the Additional 787-8 Aircraft, the Additional 787 Aircraft) with deliveries scheduled to commence in 2020 and continue through 2026. Pursuant to the Amendment, American also has options to acquire an additional 14 Boeing 787 family aircraft in 2026 and 2027 plus, subject to American satisfying certain conditions, options to acquire 14 more Boeing 787 family aircraft in 2027 and 2028.

American currently operates 20 Boeing 787-8 aircraft and 15 Boeing 787-9 aircraft. The Additional 787 Aircraft are in addition to 5 Boeing 787-9 aircraft scheduled to be delivered during the remainder of 2018 and 2 Boeing 787-9 aircraft scheduled to be delivered in 2019.

Boeing has committed to provide sale-leaseback financing (in the form of operating leases) for the Additional 787-8 Aircraft and backstop debt financing for the Additional 787-9 Aircraft.

American has also entered into an agreement with Boeing to defer the delivery of 40 MAX 737 aircraft, currently scheduled to deliver in calendar years 2020, 2021 and 2022, so that such aircraft are now scheduled to be delivered in calendar years 2025 and 2026.

ITEM 1.02	TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

American and Airbus S.A.S. (Airbus) have entered into an agreement to terminate the parties’ Amended and Restated Airbus A350 XWB Purchase Agreement, dated as of October 2, 2007 (the Airbus A350 Purchase Agreement) and cancel the parties’ obligations thereunder. Under the Airbus A350 Purchase Agreement, American was scheduled to acquire 22 Airbus A350 aircraft with deliveries commencing in 2020 and continuing through 2024. In connection with these actions, American expects to record a special charge to earnings that is not material to American’s financial position.

ITEM 8.01	OTHER EVENTS

American is furnishing herewith a press release issued on April 6, 2018 by AAG as Exhibit 99.1, which is included herein, announcing certain information relating to the items described above.

ITEM 9.01	EXHIBITS

Exhibit 99.1	Press Release of American Airlines Group Inc. dated April 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: April 9, 2018	By:	/s/ Derek Kerr
Derek Kerr Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: April 9, 2018	By:	/s/ Derek Kerr
Derek Kerr Chief Financial Officer